UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 31, 2018

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2018, NovaBay Pharmaceuticals, Inc. (the “Company” or “NovaBay”) held its 2018 Annual Meeting of Stockholders, as further described in Item 5.07 below, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of the Company common stock from 240,000,000 to 50,000,000 and to delete certain provisions relating to the already effective reverse stock split (the “Amendment”). The Amendment became effective upon the Company’s filing of the Amendment with the Secretary of State of Delaware on June 4, 2018. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2018, the Company held its 2018 Annual Meeting, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2018 (the “Proxy Statement”). There were 17,089,304 outstanding shares entitled to vote and there were 14,393,187 shares present in person or by proxy at the 2018 Annual Meeting, representing eighty-four and 22/100 percent (84.22%) of the shares outstanding and entitled to vote. The voting results are presented below.

1.     To elect the two (2) Class II directors nominated by our Board of Directors to hold office for a term of three (3) years and until their respective successors are elected and qualified.

Nominee	For	Withhold	Broker Non-Votes[1]
Yonghao (Carl) Ma	11,909,617	45,850	2,437,720
Xinzhou (Paul) Li	11,811,621	143,846	2,437,720

2.    To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to decrease the number of authorized shares of the Company common stock from 240,000,000 to 50,000,000 and to delete certain provisions relating to the already effective reverse stock split.

For	Against	Abstain
14,230,854	115,015	47,318

3.     To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
14,007,900	381,459	3,828

1 A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds.  Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Senior Vice President, General Counsel

Dated: June 4, 2018